                                                                   Exhibit 10(a)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 30, 2005 (this "Amendment"), is among Perrigo Company (the "U.S. Borrower"), the Foreign Subsidiary Borrowers party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., Standard Federal Bank N.A. and National City Bank of the Midwest, as Documentation Agents.

                                     RECITAL

     The Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agents are parties to a Credit Agreement dated as of March 16, 2005 (the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS.

     The Credit Agreement is amended as follows:

     1.1 The following definitions are added to Section 1.01 in appropriate alphabetical order:

     "Israeli Borrower" means, collectively, Agis and/or Agis Commercial Agencies (1989) Ltd. and all other Foreign Subsidiary Borrowers organized under the laws of the State of Israel, provided that, regarding each Israeli Borrower, there shall be no limitation or restriction under Israeli law and regulations of the Bank of Israel or of other regulatory entities, to the granting of the Swingline Shekel Loans by the Swingline Shekel Lender to it, and further provided that, regarding each such other Foreign Subsidiary Borrower, its financial condition shall, in the opinion of the Swingline Shekel Lender, support and justify the Swingline Shekel Loans requested by it in the amounts requested by it..

     "Swingline Shekel Lender" means Bank Leumi, or any of its Affiliates designated as the Swingline Shekel Lender hereunder by Bank Leumi in writing to the Administrative Agent, in its capacity as the Swingline Lender of Swingline Shekel Loans. Bank Leumi hereby designates Bank Leumi le-Israel B.M., an Affiliate of Bank Leumi and the parent company of Bank Leumi, as the initial Swingline Shekel Lender.

     "Swingline Shekel Loan" means a Swingline Loan denominated in Shekels or a Swingline Loan otherwise made to an Israeli Borrower.

     1.2 The definitions Agis, Business Day, Foreign Currency, Local Time and Swingline Lender in Section 1.01 are restated as follows:

     "Agis" means Perrigo Israel Pharmaceuticals Ltd., formerly known as Agis Industries (1983) Ltd., an Israeli public company.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Chicago are authorized or required by law to remain closed; provided that, (i) when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in the currency in which such Eurocurrency Loan is denominated in the London interbank market, (ii) when used in connection with an Ancillary Loan, the term "Business Day" shall mean any day defined as a Business Day in the relevant Ancillary Facility Document, and (iii) when used in connection with a Swingline Shekel Loan, the term "Business Day" shall mean any day on which banks generally are open in Israel for the conduct of substantially all of their commercial lending activities.

     "Foreign Currency" means (a) with respect to an Ancillary Loan, any currency acceptable to the Administrative Agent that is freely available, freely transferable and freely convertible into Dollars, including the Shekel and the Peso, and agreed to by the Ancillary Lenders making such Ancillary Loan, (b) with respect to any Revolving Loan, Euros, Sterling and any other currency acceptable to the Administrative Agent that is freely available, freely transferable and freely convertible into Dollars and in which dealings in deposits are carried on in the London interbank market, (c) with respect to any Letter of Credit, any currency acceptable to the Administrative Agent that is freely available, freely transferable and freely convertible into Dollars, and agreed to by the Issuing Bank issuing such Letter of Credit, (d) with respect to any Swingline Foreign Currency Loan other than Swingline Shekel Loans, any currency acceptable to the Administrative Agent that is freely available, freely transferable and freely convertible into Dollars and agreed to by JPMorgan or any of its Affiliates in its capacity as a Swingline Lender and (e) with respect to any Swingline Shekel Loans, Shekels (so long as Shekels are freely available, freely transferable and freely convertible into Dollars) or any other currency acceptable to the Administrative Agent that is freely available, freely transferable and freely convertible into Dollars and agreed to by the Swingline Shekel Lender.

     "Local Time" means (a) with respect to a Loan or Borrowing denominated in Dollars, Chicago time, (b) with respect to a Loan or Borrowing denominated in any Foreign Currency (other than an Ancillary Loan or Swingline Shekel Loan), London time, (c) with respect to a Swingline Shekel Loan, Israeli time, and (d) with respect to an Ancillary Loan, such time as designated as the local time in the relevant Ancillary Facility Documents.

     "Swingline Lender" means each of JPMorgan, in its capacity as lender of Swingline Loans hereunder, and the Swingline Shekel Lender, and their respective successors in such capacity. Each Swingline Lender may, in its discretion, arrange for one or more Swingline Loans to be made by Affiliates of such Swingline Lender, in which case the term "Swingline Lender" shall include any such Affiliate with respect to Swingline Loans made by such Affiliate. References herein to the Swingline Lender shall be deemed references to the Swingline Lender that made the relevant Swingline Loan.

     1.3 Reference in clause (b) of the definition of Interest Period to "which shall not be later than thirty days thereafter" shall be amended by adding the following words thereafter "unless, in the case of Swingline Shekel Loans, otherwise agreed between the Swingline Shekel Lender and the Israeli Borrower in respect of any particular Swingline Shekel Loan or Loans, and unless, in the case of any


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other Swingline Loan, otherwise agreed between the applicable Swingline Lender thereof and the Borrower thereof in respect of such Swingline Loans,".

     1.4 Section 2.01(a)(iii) is restated as follows:

     (iii) the Dollar Equivalent of the aggregate amount of all Revolving Loans and Swingline Loans denominated in Foreign Currencies exceeding $55,000,000.

     1.5 Section 2.04 is restated as follows:

     SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, a Swingline Lender may make Swingline Loans to any Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the Dollar Equivalent of the aggregate principal amount of outstanding Swingline Loans, other than Swingline Shekel Loans, exceeding $25,000,000, (ii) the Dollar Equivalent of the aggregate principal amount of outstanding Swingline Shekel Loans exceeding $15,000,000,
(iii) the (A) Aggregate Revolving Credit Exposure exceeding (B) the Aggregate Revolving Commitments minus the Aggregate Ancillary Commitments or (iv) the Aggregate Total Revolving Exposure exceeding the Aggregate Revolving Commitments. Notwithstanding the foregoing, the Swingline Shekel Lender may only make Swingline Shekel Loans and shall not make any other Swingline Loans, and any other Swingline Lender may not make Swingline Shekel Loans. Within the foregoing limits and subject to the terms and conditions set forth herein, such Borrowers may borrow, prepay and reborrow Swingline Loans.

     (b) To request a Swingline Borrowing:

     (i) in the case of a Swingline Loan denominated in Dollars to the U.S. Borrower, the applicable Borrower shall notify the Applicable Agent of such request by telephone (confirmed in a writing acceptable to the Applicable Agent if requested by the Applicable Agent), not later than 2:00 p.m. (or such other time agreed to by the U. S. Borrower and the applicable Swingline Lender), Chicago time, on the day of such proposed Swingline Loan,

     (ii) in the case of a Swingline Shekel Loan, the Israeli Borrower shall notify the Swingline Shekel Lender directly by telephone or in writing (in accordance with the standard borrowing procedures and written terms and conditions signed by Agis in favor the Swingline Shekel Lender prior to the date hereof) by 2:00 p.m. (or such later time agreed to by the Israeli Borrower and the Swingline Shekel Lender), Local Time, on the day of a proposed Swingline Shekel Loan, and

     (iii) in the case of any other Swingline Loan, the applicable Borrower shall notify the Applicable Agent of such request by telephone (confirmed in a writing acceptable to the Applicable Agent if requested by the Applicable Agent), not later than 10:00 a.m. (or such other time agreed to by the applicable Borrower and such Swingline Lender), Local time, on the day of such proposed Swingline Loan.

Each such notice shall be irrevocable and shall specify (A) the requested date (which shall be a Business Day), (B) whether such Swingline Loan is to be denominated in Dollars or a Foreign Currency, (C) the amount of the requested Swingline Borrowing, and (D) in the case of a Swingline Borrowing denominated in a Foreign Currency, the Interest Period requested to be applicable thereto, which shall be


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a period contemplated by clause (b) of the definition of the term "Interest
Period". The Applicable Agent shall promptly advise JPMorgan or the Affiliate designated by JPMorgan for such Swingline Borrowing of any such notice received. The applicable Swingline Lender and the applicable Borrower shall agree upon the interest rate applicable to such Swingline Loan, provided that if such agreement cannot be reached prior to 2:00 p.m., Chicago time, on the day of a proposed Swingline Loan in the case of Swingline Loans denominated in Dollars to the U.S. Borrower, prior to 2:00 p.m., Local Time, on the day of a proposed Swingline Shekel Loan and prior to 10:00 a.m., Local Time, on the day of any other proposed Swingline Loan, or, in each of the foregoing cases, such other time agreed to by the applicable Swingline Lender and applicable Borrower, then such Swingline Loan shall not be made. In addition to any other requirements for obtaining a Swingline Loan, the applicable Borrower shall comply with all applicable legal and regulatory requirements.

Any funding of a Swingline Loan by a Swingline Lender shall be made on the proposed date thereof by 3:00 p.m., Local Time, to the account of the Applicable Agent or, in case of a Swingline Shekel Loan, to the account of the Swingline Shekel Lender by 3:00 p.m. (or such later time agreed to by the Israeli Borrower and the Swingline Shekel Lender), Local Time. The Applicable Agent will make such Swingline Loan available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to the account of the applicable Borrower with the Applicable Agent (or, in the case of a Swingline Borrowing made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank); provided that, in the case of a Swingline Shekel Loan, the Swingline Shekel Lender will make such Swingline Loan available to the applicable Israeli Borrower by promptly crediting the amounts so received, in like funds, to the account of the applicable Israeli Borrower with the Swingline Shekel Lender. The Administrative Agent shall determine the procedures to be followed by the Swingline Lenders to ensure that the Dollar Equivalent of the aggregate principal amount of the Swingline Loans does not exceed the amount permitted by Section 2.04(a) at the time any Swingline Loan is made and to ensure that the amount of Advances made does not exceed the amounts permitted by Section 2.01(a), and each Swingline Lender and the other parties hereto agrees to abide by such procedures. Without limiting such procedures, for purposes of determining the amount of any Borrowing that is permitted to be made under Section 2.01(a) or 2.04(a), the Administrative Agent may at any time assume that the Dollar Equivalent of the aggregate amount of Swingline Shekel Loans is equal to $15,000,000 unless the request for such Borrowing delivered to the Administrative Agent specifies the Dollar Equivalent of the aggregate amount of Swingline Shekel Loans on the day of such request and on the day such Borrowing is to be made, and the Administrative Agent shall be entitled to rely thereon in determining the permissible amount of such Borrowing. If the Swingline Loans at any time exceed any of the amounts permitted by Section 2.01(a) or 2.04(a), the relevant Borrower or Borrowers shall promptly prepay the relevant Swingline Loans by the amount of such excess.

     (c) Each Swingline Lender may by written notice given to the Applicable Agent not later than 1:00 p.m., Chicago time (or 11:00 a.m. London time in the case of any Swingline Loan denominated in any Foreign Currency or made to any Foreign Subsidiary Borrower), on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans, provided that the Swingline Shekel Lender may do so only upon and during the continuance of an Event of Default. Such notice shall specify the aggregate amount of such Swingline Loans in which the Lenders will participate, and such Swingline Loans, if denominated in Foreign Currency, shall be converted to Dollars and shall bear interest at the Alternate Base Rate. Promptly upon receipt of such notice, the Applicable Agent will give notice thereof to each Lender, specifying in such notice such Lender's Applicable Adjusted


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Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Applicable Agent, for the account of the applicable Swingline Lender, such Lender's Applicable Adjusted Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its respective obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Applicable Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Lenders. The Applicable Agent shall notify the applicable Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph (c), and thereafter payments in respect of such Swingline Loan shall be made to the Applicable Agent and not to the applicable Swingline Lender. Any amounts received by a Swingline Lender from the applicable Borrower (or other party on behalf of such Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Applicable Agent; any such amounts received by the Applicable Agent shall be promptly remitted by the Applicable Agent to the Lenders that shall have made their payments pursuant to this paragraph and to such Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Applicable Agent, as applicable, if and to the extent such payment is required to be refunded to the applicable Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the applicable Borrower of any default in the payment thereof and the applicable Borrower shall reimburse each Lender for any amounts that may be due under
Section 2.14, 2.16. 2.20 or any other term of this Agreement.

     1.6 The last sentence of Section 2.09(a) is restated as follows:

Each Foreign Subsidiary Borrower hereby unconditionally promises to pay (x) to the Applicable Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan and Ancillary Loan to such Foreign Subsidiary Borrower on the Maturity Date and (y) to the applicable Swingline Lender the then unpaid principal amount of each Swingline Loan owing by it on the earlier of the Maturity Date and the date agreed to between the such Foreign Subsidiary Borrower and such Swingline Lender.

     1.7 The last paragraph of Section 6.01 is restated as follows:

Notwithstanding the foregoing, the aggregate amount of all Indebtedness of all Material Non-Guarantor Subsidiaries, other than Indebtedness permitted under
Section 6.01(a), (b) or (e) above, shall not exceed $15,000,000.

     1.8 Clause (iii) of Section 2.10(b) is restated as follows: "(iii) in the case of prepayment of a Swingline Shekel Loan, not later than 2:00 p.m., (or such later time agreed to by the Israeli Borrower and the Swingline Shekel Lender) Local time, and in the case of prepayment of any other Swingline Loan, not later than 12:00 noon, Local time, on the date of prepayment, or such other time agreed to by the applicable Borrower and Swingline Lender".


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
                                   ARTICLE 2.
                                REPRESENTATIONS.

     Each Borrower represents and warrants to the Lenders and Administrative Agent that:

     2.1 The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it. This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms thereof.

     2.2 After giving effect to the amendments and waiver herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Event of Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                             CONDITIONS PRECEDENT.

     This Amendment shall be effective as of the date hereof when this Amendment shall be executed by the Borrowers, the Required Lenders, the Administrative Agent and the Syndication Agent and the Consent and Agreement attached hereto is signed by the Guarantors.

                                   ARTICLE 4.
                                     WAIVER.

     The Lenders hereby waive compliance with Section 5.01(c) of the Credit Agreement for the fiscal quarter ending March 31, 2005 and any Default or Event of Default that may have occurred as a result of any non-compliance with such
Section 5.01(c) for the fiscal quarter ending March 31, 2005, but do not waive compliance with such Section 5.01(c) for any other fiscal quarter and do not waive any other Default or Event of Default.

                                   ARTICLE 5.
                                 MISCELLANEOUS.

     5.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.


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     5.2 Except as expressly amended hereby, each Borrower agrees that the Loan
Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     5.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.

                       [Signatures on the following pages]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          PERRIGO COMPANY


                                          By /s/ James R. Ondersma
                                             -----------------------------------
                                             Name: James R. Ondersma
                                             Title: Treasurer


                                          JPMORGAN CHASE BANK, N.A., as a Lender
                                          and as Administrative Agent


                                          By /s/ Christopher C. Cavaiani
                                             -----------------------------------
                                             Name: Christopher C. Cavaiani
                                             Title: Vice President


                                          BANK LEUMI USA, as a Lender and as
                                          Syndication Agent


                                          By /s/ Dr. Avram Keusch
                                             -----------------------------------
                                             Name: Dr. Avram Keusch
                                             Title: Vice President


                                          BANK OF AMERICA, N.A., as a Lender and
                                          as Documentation Agent


                                          By /s/ B. Kenneth Burton, Jr.
                                             -----------------------------------
                                             Name: B. Kenneth Burton, Jr.
                                             Title: Vice President


                                          LASALLE BANK MIDWEST N.A., formerly
                                          known as STANDARD FEDERAL BANK N.A.,
                                          as a Lender and as Documentation Agent


                                          By /s/ Rachel Glupker
                                             -----------------------------------
                                             Name: Rachel Glupker
                                             Title: Assistant Vice President


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
                                          NATIONAL CITY BANK OF THE MIDWEST, as
                                          a Lender and as Documentation Agent


                                          By /s/ Jason T. Byrd
                                             -----------------------------------
                                             Name: Jason T. Byrd
                                             Title: Vice President


                                          FIFTH THIRD BANK


                                          By /s/ Randal S. Wolffis
                                             -----------------------------------
                                             Name: Randal S. Wolffis
                                             Title: Vice President


                                          HARRIS N.A., successor by merger to
                                          HARRIS TRUST AND SAVINGS BANK


                                          By /s/ Patrick J. McDonnell
                                             -----------------------------------
                                             Name: Patrick J. McConnell
                                             Title: Managing Director


                                          COMERICA BANK


                                          By /s/ Jeffrey J. Judge
                                             -----------------------------------
                                             Name: Jeffrey J. Judge
                                             Title: Vice President


                                          THE NORTHERN TRUST COMPANY


                                          By /s/ Mark Taylor
                                             -----------------------------------
                                             Name: Mark Taylor
                                             Title: Vice President


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
                              CONSENT AND AGREEMENT

     As of the date and year first above written, each of the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                                          L. PERRIGO COMPANY


                                          By /s/ James R. Ondersma
                                             -----------------------------------
                                             Name: James R. Ondersma
                                             Title: Treasurer


                                          PERRIGO COMPANY OF SOUTH CAROLINA,
                                          INC.


                                          By /s/ James R. Ondersma
                                             -----------------------------------
                                             Name: James R. Ondersma
                                             Title: Treasurer


                                          PERRIGO PHARMACEUTICALS COMPANY


                                          By /s/ James R. Ondersma
                                             -----------------------------------
                                             Name: James R. Ondersma
                                             Title: Treasurer


                                          PERRIGO INTERNATIONAL, INC.


                                          By /s/ James R. Ondersma
                                             -----------------------------------
                                             Name: James R. Ondersma
                                             Title: Treasurer


                                          PERRIGO INTERNATIONAL HOLDINGS, INC.


                                          By /s/ James R. Ondersma
                                             -----------------------------------
                                             Name: James R. Ondersma
                                             Title: Treasurer


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